UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2022

NIKOLA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38495	82-4151153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4141 E Broadway Road
Phoenix, AZ	85040
(Address of principal executive offices)	(Zip Code)

(480) 666-1038

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On October 17, 2022, Nikola Corporation, a Delaware corporation (“Nikola”), filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its previously announced acquisition of Romeo Power, Inc., a Delaware corporation (“Romeo”) pursuant to the Agreement and Plan of Merger and Reorganization, dated as of July 30, 2022, by and among Nikola, Romeo, and J Purchaser Corp., a Delaware corporation and a wholly owned subsidiary of Nikola.

On November 28, 2022, Nikola filed Amendment No. 1 to Current Report on Form 8-K/A (as amended, the “Amended Report”) to amend the Original Report to include the financial statements and the pro forma financial information required under Items 9.01(a) and 9.01(b), which were excluded from the Original Report in reliance on the instructions to such Items.

This Amendment No. 2 to Current Report on Form 8-K/A amends and supplements the Amended Report to include certain additional pro forma financial information required under Item 9.01(b) in connection with Nikola’s acquisition of Romeo, as set forth below. The Original Report otherwise remains the same, as amended and supplemented by the Amended Report, and the Items therein, including Item 9.01, and are hereby incorporated by reference into this Amendment No. 2 to Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations as of December 31, 2021 and December 31, 2022 that give effect to the acquisition of Romeo by Nikola are attached hereto as Exhibit 99.4.

(d)    Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm (incorporated by reference to Exhibit 2.1 to Nikola’s Current Report on Form 8-K/A filed with the SEC on November 28, 2022).

99.1	Audited financial statements of Romeo as of and for the year ended December 31, 2021 (incorporated by reference to Exhibit 99.1 to Nikola’s Current Report on Form 8-K/A filed with the SEC on November 28, 2022).

99.2	Unaudited condensed interim financial statements of Romeo as of and for the nine months ended September 30, 2022 (incorporated by reference to Exhibit 99.2 to Nikola’s Current Report on Form 8-K/A filed with the SEC on November 28, 2022).

99.3	Unaudited pro forma condensed combined balance sheet of Nikola and Romeo as of September 30, 2022 and unaudited pro forma condensed combined statements of operations of Nikola and Romeo for the year ended December 31, 2021 and the nine months ended September 30, 2022 (incorporated by reference to Exhibit 99.3 to Nikola’s Current Report on Form 8-K/A filed with the SEC on November 28, 2022).

99.4*	Unaudited pro forma condensed combined statements of operations of Nikola and Romeo for the years ended December 31, 2021 and December 31, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2023

NIKOLA CORPORATION

By:	/s/ Britton M. Worthen
Britton M. Worthen
Chief Legal Officer